UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 18, 2019

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 18, 2019, the Board of Director (the “Board”) of Covenant Transportation Group, Inc. (the “Company”) promoted M. Paul Bunn to Executive Vice President and Chief Administrative Officer of the Company. Prior to his promotion, Mr. Bunn served as the Company’s Chief Accounting Officer and Treasurer since January 2012 and Senior Vice President since March 2018. Mr. Bunn served as our Corporate Controller from July 2009 to January 2012.  Prior to that, Mr. Bunn served as an Audit Senior Manager for Ernst & Young, LLP, a global professional services provider.  Mr. Bunn is registered as a Certified Public Accountant with the State of Tennessee.

Effective April 18, 2019, the Board designated Richard B. Cribbs as the Company’s principal accounting officer, in addition to Mr. Cribbs’ current positions as the Company’s Executive Vice President and Chief Financial Officer. Mr. Cribbs has served as the Company’s Executive Vice President and Chief Financial Officer since February 2016. From May 2008 to February 2016 Mr. Cribbs served as the Company’s Senior Vice President and Chief Financial Officer.  Mr. Cribbs served as the Company’s Vice President and Chief Accounting Officer from May 2007 to May 2008 and Corporate Controller from May 2006 to May 2007.  Prior to joining the Company, Mr. Cribbs was the Corporate Controller, Assistant Secretary, and Assistant Treasurer for Tandus, Inc., a commercial flooring company, from May 2005 to May 2006.  Mr. Cribbs also previously served as Chief Financial Officer of Modern Industries, Inc., a tier two automotive supply company, from December 1999 to May 2005.  Mr. Cribbs serves as a member of the Accounting Advisory Board of the University of Tennessee at Chattanooga.

There was no arrangement or understanding between Mr. Cribbs and any other person pursuant to which he was designated as the Company’s principal accounting officer. There were no modifications to the Company’s compensation arrangements with Mr. Cribbs in connection with his designation as the Company’s principal accounting officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: April 22, 2019	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Executive Vice President and Chief Financial Officer